Exhibit 99.2

CONSENT OF FREED MAXICK CPAS, P.C.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in the Registration Statement on Form S-3 (File No. 333-188389), the Registration Statements on Form S-8 (File No. 333-171838, File No. 333-181653 and File No 333-188390) and the Proxy Statement on Schedule 14A filed on November 4, 2013 (the “Proxy Statement”) of Parametric Sound Corporation of our report dated November 4, 2013, relating to our audit of the consolidated financial statements of VTB Holdings, Inc. as of and for the year ended December 31, 2012, which appears in the Proxy Statement.

/s/ FREED MAXICK CPAs, P.C.

Buffalo, New York

November 12, 2013